UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Suite 102

Boston, MA 02129

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2024, Advent Technologies Holdings, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of March 8, 2024, the record date of the Special Meeting, 77,618,716 shares of common stock were issued and outstanding. Greater than one-third (1/3) of the issued and outstanding shares of capital stock entitled to vote at the Special Meeting, which constituted a quorum for the transaction of business, was present, virtually online or by proxy at the Special Meeting.

At the Special Meeting held on April 29, 2024, Proposals 1 and 2 as described in the Proxy Statement were approved by the stockholders.

The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal 1: To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio in the range of 1-for-2 to 1-for-30, with such ratio to be determined at the discretion of the Board. The proposal required the affirmative vote of a majority of the outstanding shares of common stock by the stockholders represented in person or by proxy entitled to vote thereon. Abstentions had the same effect as votes against the proposal. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions
30,061,928	3,125,713	33,801

Proposal 2: To approve an amendment to the Company’s 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock issuable under the Plan from 6,915,892 to 17,079,188. The proposal required the affirmative vote of a majority of the outstanding shares of common stock by the stockholders represented in person or by proxy entitled to vote thereon. Abstentions had the same effect as votes against the proposal. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions
15,673,164	4,327,892	65,965

Item 7.01	Regulation FD Disclosure.

A press release, dated May 1, 2024, disclosing the Company’s receipt of stockholder approval for the Reverse Stock Split referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued May 1, 2024.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2024

Advent Technologies Holdings, Inc.

By:	/s/ Vassilios Gregoriou
Name:	Vassilios Gregoriou
Title:	Chairman and Chief Executive Officer

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